UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2012 (September 7, 2012)

Learning Tree International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27248	95-3133814
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1805 Library Street

Reston, Virginia 20190

(Address of principal executive offices)

(703) 709-9119

(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2012, Jamie Donelan submitted her resignation from her position as the Interim Principal Financial Officer, Secretary, and Controller of Learning Tree International, Inc. (the “Company”). Ms. Donelan’s resignation will be effective September 25, 2012. The Company’s Board of Directors will continue its search and evaluation process for a candidate to fill the position of the Company’s chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2012	LEARNING TREE INTERNATIONAL, INC.

	By:	/s/ Dr. David C. Collins
Dr. David C. Collins
Chief Executive Officer